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EXHIBIT 10.7

[ALLSCRIPTS LOGO]	TOUCHWORKS™ SYSTEM AGREEMENT
Customer Name:

Sales Executive:

        This AGREEMENT is made as of the latter of Customer's or Allscripts' execution below ("Effective Date") by and between the Customer identified in the signature area below and Allscripts, Inc., directly and/or through its affiliate Channelhealth Incorporated, both Delaware corporations (collectively, "Allscripts") and both being affiliates of Allscripts Healthcare Solutions, Inc., a Delaware corporation.

        Allscripts agrees to provide and deliver to Customer the hardware ("Equipment") and services ("Services"), to deliver, install, and maintain those modules of the proprietary software selected in the box below and the interfaces listed on the Payment Schedule(s) attached hereto ("Software"), (collectively, "Products") and to grant to Customer a license to use Software pursuant to the terms and conditions set forth below and on the attached Schedules. Customer agrees to use the Equipment, to accept the license for the Software, and pay the requisite fees for the Software, Equipment, and the Services rendered by Allscripts. From time-to-time, Products may be added to this Agreement by written amendment signed by both parties.

TouchWorks Rx+™		TouchWorks Note™

FirstFill™		TouchWorks PATIENTED®

TouchWorks Physician Homebase™		TouchWorks Pocket Library™

TouchWorks WorkFlow™		Titles:

TouchWorks Charge™		DrugGuide™

TouchWorks Document™		PediaStat®

TouchWorks Dictate™		Pediatric DrugGuide™

TouchWorks Result™		Geriatric DrugGuide™

TouchWorks Order™		Pocket Anatomy™

Pocket Exercises™

ASP Services

Check One (applies to all Products unless noted otherwise)	License Type

Subscription License for the number of Users for which Customer pays subscription fees as reflected on the attached Payment Schedule with an initial subscription term ending sixty (60) months after the first payment for 100% of the minimum number of Users is due.

Ten (10) Year Term License for a maximum of . Users as reflected on the attached Payment Schedule.

        The following general terms and conditions will apply to each Product set forth above, in addition to the specific terms and conditions set forth in the separate Schedule for each Product checked above. The terms and conditions of a separate Schedule will control with respect to that Product in the event of a specific conflict with these general terms. As used hereafter, reference to Products will mean the Products checked above as of the Effective Date or added by written amendment.

LICENSE

        Allscripts hereby grants and Customer hereby accepts a non-transferable, non-exclusive license to use the Software and all materials supplied by Allscripts. Use of the Software is limited to the number of Users indicated in the table above. The Software contains trade secrets and other Confidential Information of Allscripts and is the proprietary copyrighted property of Allscripts. Title to the Software remains at all times with Allscripts. Customer shall not modify, change, reverse engineer, copy in any form, tamper with and/or display, disclose or make available to others the Software without the express written consent of Allscripts. Third party software products indentified on the Equipment Schedule are licensed to Customer separately pursuant to end user license agreeements from such third party vendors. Customer agrees to use the Software only in accordance with its directions for use and only in connection with Customer's internal business conducted at the address(es) ("Site(s)") identified on the attached Site Schedule. As used in this Agreement, "Users" means an individual licensed healthcare practitioner (i) designated by Customer as authorized to use the Products, (ii) who delivers professional services whether or not professional service charges are submitted or collected in such party's name (unless Customer and Allscripts have agreed otherwise in writing with respect to licensed healthcare practioners who are in training and in whose name no professional service charges are submitted or collected by Customer), and (iii) who have accessed or used the Product at least twice during any 90 day period. Customer will timely provide written notice to Allscripts of any change in the list of Users at the Sites and this Agreement, and any affected Schedule, will be deemed appropriately amended.

EQUIPMENT

        Allscripts will specify on the Equipment Schedule the hardware and related items ("Equipment"), that are being purchased by Customer from Allscripts, and any other arrangement between Customer and Allscripts with respect to the Equipment. Unless otherwise stated on the Equipment Schedule, all Equipment listed on the Equipment Schedule shall be purchased by Customer. On or before the date on which Allscripts is scheduled to install the Products, Customer shall have installed (or made available) electrical power at the installation Site sufficient to operate the Products. Customer also shall have obtained access at the Site to a telephone line and other applications specified in the applicable Allscripts' system environment specifications that are dedicated to the exclusive use of the modem for the Products. If the Products are to operate on the Customer's computer network, Customer is responsible for all the hardware, software (including licenses), and other equipment necessary to connect the Products to the Customer's computer network ("Network"). The cost of computer supplies (e.g., labels, paper and printer cartridges) and the installation of the electrical power, the dedicated telephone line and, if necessary, network cabling, hub and other necessary networking equipment will be borne solely by Customer, except as otherwise expressly provided in a Schedule. Customer is responsible for maintaining the Network and all Products in good working order and shall be liable for the cost of repairing or replacing any Network components and Products, including but not limited to personal digital assistant ("PDAs") or similar devices, that are lost, stolen or damaged while in Customer's possession.

IMPLEMENTATION

        Allscripts will arrange for shipment by common carrier, at mutually agreeable time(s), of Products provided to Customer from Allscripts, with the cost of shipping and transportation to be borne by Customer, unless otherwise provided in a Schedule. Risk of loss to the Products will remain with Allscripts until Delivery (defined below). For Equipment purchased by Customer from Allscripts, good and merchantable title will pass to Customer upon Delivery (defined below). "Delivery", when used in this Agreement or any Schedule hereto, shall mean with respect to any item of Software, the first to occur of: (i) the delivery of possession of the first copy or product master into a device designated by

Customer for such purpose, (ii) communication to Customer of access codes that allow Customer to take possession of the first copy or product master, (iii) the delivery by Allscripts of the first copy or product master in person to Customer or to any common carrier or delivery service for transport to Customer, and (iv) the delivery by Allscripts of written authorization for duplication of existing copies in the Customer's possession. With respect to any item of Equipment, "Delivery" shall mean the delivery of the Equipment by Allscripts or the supplier of the Equipment to a common carrier or delivery service for transport to the Customer or to any location specified by or on behalf of the Customer. Following Delivery, each party will install those items to be installed by that party in accordance with the system environment specifications. Allscripts will provide initial training on the use of the Products to Customer's personnel in accordance with Allscripts' standard training program either at Allscripts, at the Site, or other mutually agreed upon location ("Project Team Training"). Any fee for initial training is set forth in a Schedule or as the parties otherwise agree in writing. Allscripts will provide subsequent and optional Site Coordinator training at Allscripts and on-site training and support, at its then-current rates, plus expenses. Customer authorizes Allscripts to access any third party's system used by Customer in order to implement the interfaces requested by Customer and Customer represents to Allscripts that it has the right and authority to grant such access.

SUPPORT SERVICES

        Allscripts will provide technical services to design, code, test and deliver amendments or alterations of the Software necessary to correct or provide a solution to any programming error attributable to Allscripts that has caused the Software, when implemented and operated in accordance with Allscripts' then current system environment specifications, not to perform substantially as described in the then current user-orientated instructions for the operation of the Software in the form distributed by Allscripts to its customers generally (the "Documentation") ("Support Services"). Such Support Services will be promptly provided after Customer has identified and notified Allscripts of any such error in accordance with Allscripts' reasonable reporting procedures as in effect from time-to-time. Allscripts will also provide reasonable telephone consultation in the use and operation of the Products during the hours of 8:00 A.M. through 6:00 P.M. Central standard time on weekdays, except Allscripts' holidays. To enable Allscripts to deliver Support Services, Customer shall establish and maintain connectivity between Allscripts and Customer as required by Allscripts' then current system environment specifications. In addition, Allscripts will deliver to Customer, from time-to-time, updates of the Software that Allscripts elects to provide to its customers generally, and does not market separately. Customer agrees to test, and if operable, accept and use all updates, amendments and alterations to the Software furnished by Allscripts hereunder. Support Services shall be provided only for the most recent release of Software, and the next prior release.

FEES AND PAYMENTS

        Allscripts shall invoice Customer, and Customer will pay to Allscripts, fees attributable to the Products, as and when due based on the attached Payment Schedule. Invoices are due and payable when received. Invoices not paid within 30 days of the invoice date shall be subject to a late charge of one and one-half percent (1 1/2%) per month or the maximum lawful rate, whichever is lower. Except to the extent that Customer demonstrates that it is legally exempt, Customer is responsible for payment of any federal, state or local excise, sales, use or similar taxes assessed with respect to the Products provided and sold hereunder, as well as any transaction-based charges levied by third parties in connection with Customer's use of the Products.

        The dollar value of any Products not paid for by, or provided at a reduced charge to, Customer and received by Customer under this Agreement, are "discounts or other reductions in price" to Customer under Section 1128B(b)(3)(A) of the Social Security Act [42 U.S.C. 1320a-7b(b)(3)(A)]. To the extent applicable, Customer shall disclose such discounts or other reduction in price under any state or federal program that provides cost or charge based reimbursement to Customer for the Products provided under this Agreement.

LIMITED WARRANTY

        Except to the extent more specific warranties are set forth in a Schedule, Allscripts warrants that the Software will materially conform to all operational features in the Documentation for a warranty period commencing on the "Go Live Date" and continuing for 90 days when the Software is used by Customer in accordance with the applicable Allscripts Product system environment specifications. "Go Live Date," when used in this Agreement or any Schedule hereto, shall mean, with respect to a Product, the date of capability of use thereof by Customer and/or through its Users to process actual data in the operation of Customer's business, for example, to create a prescription, to create a charge form, to dictate or create a note, or to record a treatment. Customer must notify Allscripts in writing within 30 days of the discovery of any material defect in the Software. If the Software is found to be materially defective by Allscripts, Allscripts will design, code, test and deliver amendments or alterations of the Software necessary to correct or provide a solution to any programming error attributable to Allscripts that has caused the Software to fail to perform as warranted above. Third party software products or Equipment distributed by Allscripts are warranted by their manufacturers and more specific warranties may accompany such products. Customer must notify Allscripts in writing within 10 days of Delivery if a third party software product or item of Equipment does not conform with this warranty and Allscripts shall use its reasonable commercial effort, consistent with industry standards, to obtain the repair or replacement of such nonconforming item with product that conforms to the warranty. Allscripts warrants that Services provided under this Agreement will be performed professionally, in a workmanlike manner, and by individuals with appropriate skills and expertise. Customer must notify Allscripts promptly if Customer is dissatisfied at any time with the performance of Services delivered hereunder. If Allscripts agrees that performance was materially below the level of competence reasonably associated with the Services, Allscripts will arrange for the performance to be raised to the warranted level and, if necessary, for the Services to be re-performed.

        THE ABOVE IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY ALLSCRIPTS WITH RESPECT TO THE SOFTWARE, EQUIPMENT, SERVICES, AND THIRD PARTY PRODUCTS. ALLSCRIPTS DOES NOT MAKE, NOR DOES THE CUSTOMER RECEIVE, ANY OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, AND ALL WARRANTIES OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, AND OF COMPATIBILITY WITH CUSTOMER'S COMPUTER HARDWARE AND/OR SOFTWARE SYSTEM AND/OR NETWORK ARE EXPRESSLY EXCLUDED. CUSTOMER IS SOLELY RESPONSIBLE FOR IMPLEMENTING APPROPRIATE VIRUS PROTECTION PROCEDURES AND TOOLS AND SYSTEM AND NETWORK SECURITY MEASURES TO PREVENT UNAUTHORIZED ACCESS TO THE SOFTWARE AND RELATED DATA. THE FOREGOING LIMITED WARRANTY AND ASSOCIATED REMEDIES FOR THE SOFTWARE, EQUIPMENT, SERVICES AND THIRD PARTY PRODUCTS ARE CUSTOMER'S SOLE AND EXCLUSIVE WARRANTY OF PERFORMANCE REGARDING THE SOFTWARE, EQUIPMENT, SERVICES AND THIRD PARTY PRODUCTS AND CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF THE FOREGOING LIMITED WARRANTY FOR THE SOFTWARE, EQUIPMENT, SERVICES AND THIRD PARTY PRODUCTS. ALLSCRIPTS SHALL HAVE NO LIABILITY WITH RESPECT TO ALLSCRIPTS' OBLIGATIONS UNDER THIS AGREEMENT FOR CONSEQUENTIAL, EXEMPLARY, SPECIAL, INDIRECT, PUNITIVE, OR INCIDENTAL DAMAGES, EVEN IF ALLSCRIPTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, PERSONAL INJURY OR PROPERTY DAMAGE. THIS EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF ALLSCRIPTS

FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF THE SOFTWARE, EQUIPMENT, SERVICES, OR THIRD PARTY PRODUCTS. IN NO EVENT SHALL ALLSCRIPTS' LIABILITY HEREUNDER, WHETHER ARISING UNDER CONTRACT, TORT OR WARRANTY, EXCEED THE SOFTWARE LICENSE FEES ASSOCIATED WITH THE APPLICABLE PRODUCT PAID BY THE CUSTOMER FOR THE MOST RECENT 12 MONTH PERIOD OF THIS AGREEMENT, OR SUCH OTHER PERIOD THAT MAY BE EXPRESSLY SET FORTH IN THE APPLICABLE SCHEDULE.

INTELLECTUAL PROPERTY INDEMNITY

        Allscripts is the owner of the Software, or has adequate rights to license to Customer the use of the Software as herein provided. Allscripts will, at its expense, defend against and pay any final judgment against Customer arising out of any claim that any Software infringes a U.S. copyright or a U.S. patent issued as of the effective date of the Payment Schedule with respect to the Software, or misappropriates a trade secret, provided that (i) Customer promptly notifies Allscripts in writing of such claim or action and (ii) Allscripts has sole control of the defense and settlement of such claim or action. In defending against such claim or action, Allscripts may at its option (a) consent, (b) settle, (c) procure for Customer the right to continue using the Software, or (d) modify or replace the Software so that it no longer infringes, to the extent that the exercise of any such option does not result in a material adverse change in the material operational characteristics of the Software, and so long as equivalent functions and performance provided by the Software remain following implementation of such option. If Allscripts concludes in its judgment that none of the foregoing options is reasonable or practicable, then Allscripts may terminate the license granted hereunder, Customer will return the original and all whole or partial copies of the Software to Allscripts and, only if Customer has purchased a term license, Allscripts shall refund or credit to Customer an amount equal to the pro rata portion of the license fee paid by Customer proportionate to the remainder of the license term. Allscripts has no liability with respect to patent infringement or trade secret misappropriation arising out of modifications of the Software made to Customer's order or specification or use of the Software in combination with other software, products or equipment not specified on a Schedule.

CUSTOMER RESPONSIBILITY

        Customer represents that it is solely responsible for inputting and retrieving data from the Products, and for the accuracy and adequacy of information and data furnished for processing. CUSTOMER REPRESENTS THAT IT SHALL HAVE FULL RESPONSIBILITY FOR THE CARE AND WELL BEING OF ITS PATIENTS, AND ANY RELIANCE BY CUSTOMER UPON THE PRODUCTS SHALL NOT DIMINISH THAT RESPONSIBILITY.

HIPAA COMPLIANCE

        Allscripts shall comply with all provisions of the Health Insurance Portability and Accountability Act and the regulations promulgated thereunder (collectively "HIPAA") applicable to a Business Associate in connection with its use and disclosure of Protected Health Information ("PHI"), as those terms are defined in HIPAA. In particular, Allscripts will: (i) not use or further disclose PHI other than as permitted or required by this contract or as required by law; (ii) use appropriate safeguards to prevent use or disclosure of PHI other than as provided for by this contract; (iii) report to Customer any use or disclosure of PHI not provided for by this contract of which it becomes aware; (iv) ensure that any agents, including a subcontractor, to whom it provides PHI received from, or created or received by it on behalf of, Customer agrees to the same restrictions and conditions that apply to it with respect to such information; (v) make available PHI in accordance with § 164.524 of the HIPAA regulations; (vi) make available PHI for amendment and incorporate any amendments to protected health information in accordance with §164.526 of the HIPAA regulations; (vii) make available the PHI required to provide an accounting of disclosures in accordance with § 164.528 of the HIPAA regulations; (viii) make its internal practices, books, and records relating to the use and disclosure of PHI received from, or created or received by it on behalf of, the Customer available to the Secretary of the U.S. Department of Health and Human Services for purposes of determining the Customer's compliance with HIPAA; and (ix) at termination of the contract, if feasible, return or destroy all protected health information received from, or created or received by it on behalf of, Customer that it still maintains in any form and retain no copies of such information or, if such return or destruction is not feasible, extend the protections of the contract to the information and limit further uses and disclosures to those purposes that make the return or destruction of the information infeasible.

        Notwithstanding the foregoing, Allscripts may use or disclose PHI for any of the following purposes: (i) loading Allscripts software at Customer's site; (ii) interfacing Allscripts software with other software used by Customer; (iii) training Customer and its Users in the use of the Allscripts systems and software; (iv) providing on-site support services to Customer and its Users; (v) providing help desk support services to Customer and its Users; (vi) repairing the Allscripts systems or software; (vii) upgrading the Allscripts systems or software; (viii) updating information on the Allscripts software; (ix) transmitting prescriptions, dictations, claims, orders, results or other records as requested by Customer, its Users and/or the patient; (x) any other purpose which supports the intended use of the Allscripts systems and software by Customer or its Users; (xi) any other purpose which requires consent or authorization of the patient, if such consent or authorization is obtained; or (xii) for its proper management and administration or to carry out its legal responsibilities. Allscripts may also de-identify and aggregate PHI, which it may then use or disclose to others for its own purposes.

        Customer may terminate this Agreement if Customer determines that Allscripts has violated a material term of the preceding two paragraphs of this section and Allscripts does not cure such violations within thirty (30) days of receipt of written notice from Customer.

        If during the term of this Agreement, Customer is required to fulfill a mandatory technical requirement under the Health Insurance Portability and Accountability Act of 1996 ("HIPAA") and such requirement is (i) applicable to Customer as a provider of health care, (ii) requires the adaptation of the Software, (iii) cannot be accomplished by Customer through the use of procedures, tools, programs or utilities available to Customer at a commercially reasonable cost, (iv) can reasonably be supported by the Software in a manner intended for its use, and (v) becomes effective, or is scheduled to become effective during the term of this Agreement (hereinafter "Mandatory Requirement"), Allscripts shall either (i) enhance or upgrade the Software or (ii) create a new product that it markets separately to its customers in general to enable its customers to support such Mandatory Requirement, provided that, if use of the Software is covered by a term license, then Allscripts' commitment will apply to Customer only if Customer is receiving, and is current in its payment of, Support Services for a Software version that is then supported by Allscripts for its customers in general. The parties acknowledge that the scope of any enhancement, upgrade or new product necessary to enable Customer to support a Mandatory Requirement cannot be determined at this time. Accordingly, Customer shall have an option to implement any enhancements or upgrades, or license any new products, that Allscripts provides in connection with such Mandatory Requirement at a price not to exceed Allscripts' standard price for such enhancements, upgrades or new products. Customer and Users will obtain from their patients all requisite written consents in order to utilize the capabilities of the Products in compliance with applicable laws and regulations, including, but not limited to HIPAA, and to carry out the purposes of this Agreement.

CONFIDENTIALITY

        Allscripts and Customer shall take all steps and do all things reasonably necessary to ensure that the terms of this Agreement and information relating to the business of the other party acquired pursuant to this Agreement shall not be disclosed to others, provided, however, that the foregoing shall not apply to information: (i) that either party can show was known to it prior to disclosure by the other party; (ii) that is or becomes public knowledge through no fault of the party to whom disclosure is made, (iii) that is independently developed by the other party without reliance on the other party's information, (iv) that is required by law to be disclosed, or (v) that is necessary to be disclosed in order to carry out the purposes of this Agreement. Customer agrees that Allscripts shall have access to all information maintained by the Software and that such information may be used by Allscripts and may be disclosed by Allscripts to others, provided that, Allscripts will not make any patient-identifiable information available to others except as required by law, or with the patient's express written permission, or as required to carry out the purposes of this Agreement. This provision will survive the termination of this Agreement.

TERM AND TERMINATION

        The term for each Product selected above will be the term set forth in the box on the first page of this Agreement or the applicable Schedule for that Product, with the general terms and conditions set forth herein continuing for the same period. If use of a Product is covered by a subscription license: (i) this Agreement will automatically renew at the end of the initial 60 month term as to such Product for successive 12 month terms unless written notice of termination is given by a party at least 60 days prior to any term-end, to be effective at such term-end, and (ii) this Agreement will terminate upon the last to expire of all Product Schedules. Either party may terminate individual Product Schedules and the license associated with such Software, whether a subscription license or a term license (and if termination is exercised with respect to all Products, then this Agreement will also be terminated as a whole), upon prior written notice to the other party: (a) in the event of a material breach by the other party (other than for failure to make a payment when due or failure to comply with the terms and conditions of the license), unless the breach is cured within 30 days of the termination notice; or (b) in the event of failure by the other party to make any payment when due, (c) in the event of a material breach by Customer of the terms and conditions of any Software license, or (d) in the event of the voluntary or involuntary bankruptcy, dissolution or insolvency of the other party. Upon termination of this Agreement or individual Product Schedule, all amounts which are payable to Allscripts and/or credits to Customer in accordance with this Agreement for the applicable Product shall be made promptly. Additionally, Customer will, at its expense, immediately uninstall and return to Allscripts the applicable Software that was terminated and any associated Equipment specified for return in the Equipment Schedule.

MISCELLANEOUS

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  Customer agrees to designate a "Site Coordinator" whose daily duties will include, but not be limited to: (i) checking that the Products are functioning, (ii) managing inventory needs, when applicable, (iii) providing ongoing training to Users, (iv) running reports to meet the Customer's needs, (v) acting as the primary contact between Customer and Allscripts.

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  Each party shall secure and maintain professional liability and general liability insurance coverage as necessary to cover their risks pursuant to this Agreement, but not less than $1 million per occurrence and $3 million aggregate annual limits, and, upon request, provide the other party with a certificate of insurance evidencing such coverage.

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  The parties are independent contractors and this Agreement confers no rights or benefits to any non-party.

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  This Agreement is binding on the parties, their successors and assigns, provided that neither party may assign this Agreement, or any Schedules, without the prior written consent of the other party except for assignment to affiliates or as part of the sale of substantially all of the assets of the business to which this Agreement pertains.

  •
  Failure by a party to enforce noncompliance with any term of this Agreement shall not act as a waiver of any right or remedy hereunder.

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  Except for payment obligations, neither party shall be liable for failure or delay of performance for reasons beyond the reasonable control of that party.

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  This Agreement shall be governed in accordance with the laws of the State of Illinois.

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  All notices given under this Agreement shall be in writing and be deemed to have been given upon personal delivery, or delivery at the address provided below by overnight national courier providing written evidence of delivery, or by facsimile copy (to the fax number provided below) the next business day following transmittal.

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  In the event that any provision of this Agreement or a Schedule is held by a court of competent jurisdiction to be unenforceable, the remaining provisions of the Agreement or Schedule will not be affected, unless the absence of the invalidated provision adversely affects the substantive rights of the parties, in which case, the parties agree to replace any such provision or parts thereof with new provision(s) that closely approximate the economic and proprietary results intended by the parties.

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  This Agreement, including all Schedules, or other attachments, constitutes the entire agreement between the parties with respect to the subject matter and supersedes all prior agreements and understandings related to its subject matter. No contrary terms or conditions of any subsequent Customer purchase order, no course of dealing, trade, custom or usage of trade, and no warranty or promise made during the course of performance, will vary or contradict the terms of this Agreement, unless expressly agreed to in writing.

        IN WITNESS WHEREOF, authorized representatives of the parties have signed this Agreement

Customer:	Allscripts
By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Business Address:	Business Address:	2401 Commerce Drive Libertyville, IL 60048

Fax:	Fax:	800-826-2079

Phone:	Phone:

Attachments

Site Schedule • Payment Schedule • Equipment Schedule • Product Schedules (various as noted)

SITE SCHEDULE

        THIS SCHEDULE is made as of [date] (the "Effective Date"), by and between Allscripts and                        ("Customer."). This Schedule is a part of the TouchWorks System Agreement dated [date] (the "Agreement"), and, with respect to the Products, it modifies, supplements and amends the Agreement, and in the event of any inconsistency between the terms of this Schedule and the terms of the Agreement, the terms of this Schedule shall govern and control. In all other respects, the Agreement is and shall remain in full force and effect. Unless expressly indicated to the contrary hereinbelow, the defined terms used in the Schedule shall have the meanings ascribed to them in the Agreement.

        Customer agrees to use the Software only in accordance with its directions for use and only at the address(es) identified below (each of which will use ALL Products selected in the box on the first page of the Agreement, unless indicated otherwise below).

Site Name and Location			Exceptions to Product Use (Specify ONLY the Products selected on page 1 that the Site WILL NOT be using)
Name:

Address:
City:	State:	Zip Code:

Phone Number:
Fax Number:
Name:

Address:
City:	State:	Zip Code:

Phone Number:
Fax Number:
Name:

Address:
City:	State:	Zip Code:

Phone Number:
Fax Number:
Name:

Address:
City:	State:	Zip Code:

Phone Number:
Fax Number:

EQUIPMENT SCHEDULE

        THIS SCHEDULE is made as of [date] (the "Effective Date"), by and between Allscripts and                        ("Customer.") This Schedule is a part of the TouchWorks System Agreement dated [date] (the "Agreement"), and, with respect to the Products, it modifies, supplements and amends the Agreement, and in the event of any inconsistency between the terms of this Schedule and the terms of the Agreement, the terms of this Schedule shall govern and control. In all other respects, the Agreement is and shall remain in full force and effect. Unless expressly indicated to the contrary hereinbelow, the defined terms used in the Schedule shall have the meanings ascribed to them in the Agreement.

[Insert hardware configuration for purchased equipment]

[ALLSCRIPTS LOGO]

TOUCHWORKS: RX+™ AND FIRSTFILL™ SCHEDULE

Customer Name

        THIS SCHEDULE is made as of [date] (the "Effective Date"), by and between Allscripts and                        ("Customer.") This Schedule is a part of the TouchWorks System Agreement dated [date] (the "Agreement"), and, with respect to the TouchWorks: FirstFill™ product, it modifies, supplements and amends the Agreement, and in the event of any inconsistency between the terms of this Schedule and the terms of the Agreement, the terms of this Schedule shall govern and control. In all other respects, the Agreement is and shall remain in full force and effect. Unless expressly indicated to the contrary hereinbelow, the defined terms used in the Schedule shall have the meanings ascribed to them in the Agreement.

Terms applicable to FirstFill™

GENERAL

        FirstFill facilitates point-of-care dispensing of pharmaceutical and non-pharmaceutical products through Allscripts' proprietary prescribing system. Allscripts is a distributor of various prescription and non-prescription products. Customer is interested in purchasing from Allscripts and Allscripts is willing to sell to Customer such products for dispensing using the FirstFill system. As part of Customer's license to FirstFill, Customer will receive database updates, automated inventory management, on-line pharmacy claims adjudication, and Allscripts' purchase order processing as Allscripts makes them generally available at no additional charge to its customers. Customer will complete the SubSchedules 1 and 2 and the Limited Power of Attorney form attached to this Schedule. If use of FirstFill™ is covered by a term license, Allscripts' commitments under this Schedule will apply to Customer only if Customer is receiving, and is current in its payment of, Support Services for a Software version of TouchWorks: Rx+ that is then supported by Allscripts for its customers in general.

PHARMACEUTICAL PRODUCTS

        Allscripts' will sell to Customer and Customer may, for its own internal business purposes only, purchase from Allscripts, prescription and non-prescription products described in Allscripts' Pharmaceutical Product documentation ("Pharmaceutical Products") which may be modified by Allscripts at any time. Nothing in this Schedule or the Agreement requires Customer to purchase Pharmaceutical Products from Allscripts nor prohibits Customer from purchasing pharmaceutical products from any other source. Customer acknowledges, however, that various functionalities of the FirstFill™ system, including, but not limited to, the dispensing, labeling and inventory management functions, will not perform properly if used with any pharmaceutical products other than those sold by Allscripts.

PRICES AND PAYMENTS

        As further provided below, Allscripts has established a two-tier pricing system, with each Pharmaceutical Product having both an "Invoice Price" and a "Managed Care Price". The "Invoice Price" applies to Pharmaceutical Products that the Customer sells to patients without third party prescription coverage and the "Managed Care Price" applies to Pharmaceutical Products that the Customer sells to patients with third party prescription coverage. Allscripts will invoice Customer at the Invoice Price in effect on the date of shipment. Customer shall pay to Allscripts the then-current Invoice Price for Pharmaceutical Products purchased. Invoices are due and payable 30 days from invoice date. Payment terms are set forth in the Agreement. Customer is also responsible for payment

1

of the cost of shipping Pharmaceutical Products. Return of any Pharmaceutical Product is subject to Allscripts' Returned Goods Policy in effect on the date of the proposed return.

THIRD PARTY PAYERS

        Customer may wish to participate as a provider in prescription programs administered by third party payers, pharmacy benefit managers, or other intermediaries ("Third Party Payers"). Allscripts shall facilitate Customer being admitted as a provider in such third party prescription programs through the execution of agreements with Third Party Payers for that purpose ("Provider Agreement"). Customer agrees to provide pharmaceutical dispensing services to eligible patients in accordance with the terms and conditions of the applicable Provider Agreement. Customer appoints Allscripts to receive all payments from Third Party Payers for pharmaceutical dispensing services rendered. Customer will accept the terms and reimbursement rate set forth in each applicable Provider Agreement. Allscripts will reimburse Customer in the amounts and manner as follows: If Customer, as a participating provider under a Provider Agreement, provides to an eligible patient a Pharmaceutical Product adjudicated through the FirstFill System and is paid for such Pharmaceutical Product by a Third Party Payer, Allscripts will credit the Customer for (i) the full reimbursement paid to Allscripts by the Third Party Payer, plus (ii) an amount equal to the difference between the then current "Invoice Price" and the then current "Managed Care Price" for the Pharmaceutical Product. Customer agrees to require each eligible patient requesting pharmaceutical dispensing services to present a prescription card or otherwise comply with the eligibility verification procedures as outlined in the Allscripts Dispensing Policy Handbook and the applicable Provider Agreement. Customer will collect from eligible patients the full amount of any applicable copay designated by the Third Party Payer. If Customer, without being admitted as a participating provider under a Third Party Payer prescription program and without seeking reimbursement from the program, sells a Pharmaceutical Product to a patient who certifies that he or she is eligible for coverage of the Pharmaceutical Product under the program, Allscripts will credit the Customer for an amount equal to the difference between the then current "Invoice Price" and the then current "Managed Care Price".

LIMITED WARRANTY FOR PHARMACEUTICAL PRODUCTS

        Allscripts warrants that, when delivered, Pharmaceutical Products are the products identified on their labeling and that the labeling format will interface with the FirstFill System. Pharmaceutical Products distributed by Allscripts are warranted by their manufacturers and more specific warranties may accompany such products. Customer must notify Allscripts in writing within 10 days of delivery if Pharmaceutical Products do not conform with this warranty and Allscripts shall use its reasonable effort, consistent with industry standards, to replace nonconforming Pharmaceutical Products with product that conforms to the warranty. If, despite such efforts, the nonconformance cannot be remedied, Allscripts shall refund to Customer the amount paid for such Pharmaceutical Product.

        THE ABOVE IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY ALLSCRIPTS WITH RESPECT TO THE PHARMACEUTICAL PRODUCTS. ALLSCRIPTS DOES NOT MAKE, NOR DOES THE CUSTOMER RECEIVE, ANY OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, AND ALL WARRANTIES OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, AND OF COMPATIBILITY WITH THE CUSTOMER'S COMPUTER HARDWARE AND/OR SOFTWARE SYSTEM AND/OR NETWORK ARE EXPRESSLY EXCLUDED. THE FOREGOING LIMITED WARRANTIES FOR PHARMACEUTICAL PRODUCTS ARE CUSTOMER'S SOLE AND EXCLUSIVE WARRANTIES REGARDING THE PHARMACEUTICAL PRODUCTS AND CUSTOMER'S SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF THE FOREGOING LIMITED WARRANTIES FOR THE PHARMACEUTICAL PRODUCTS. ALLSCRIPTS SHALL HAVE NO LIABILITY WITH RESPECT TO ALLSCRIPTS' OBLIGATIONS UNDER THIS AGREEMENT FOR

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CONSEQUENTIAL, EXEMPLARY, SPECIAL, INDIRECT, OR INCIDENTAL DAMAGES, EVEN IF ALLSCRIPTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, OR PROPERTY DAMAGE. THIS EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF ALLSCRIPTS FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF THE PHARMACEUTICAL PRODUCTS. IN NO EVENT SHALL ALLSCRIPTS' LIABILITY HEREUNDER, WHETHER ARISING UNDER CONTRACT, TORT OR WARRANTY, EXCEED ALL FEES AND CHARGES PAID BY THE CUSTOMER FOR THE MOST RECENT 12 MONTH PERIOD OF THIS AGREEMENT.

CUSTOMER RESPONSIBILITY

        In addition to the Customer Responsibility provisions set forth in the Agreement, Customer will timely comply with applicable laws and regulations relating to the dispensing of Pharmaceutical Products.

ATTACHMENTS

        SubSchedule 1

        SubSchedule 2 (to be completed following execution of this Agreement)

        Limited Power of Attorney

Terms applicable to TouchWorks: Rx+™

        TouchWorks; Rx+ facilitates point-of-care electronic prescribing through Allscripts' proprietary prescribing system. Customer will use its best efforts to have all physicians at the Site input into the TouchWorks: Rx+ system all of the original prescriptions they write at the Site, regardless of whether such prescriptions are to be dispensed at the Site. Customer will complete the SubSchedule 1 attached to this Schedule.

Terms applicable to BOTH FirstFill and TouchWorks: Rx+

        Customer will be responsible for the assignment of access and usage privileges to Users of the Product. Such assignment shall be in conformity with applicable laws and regulations, including but not limited to those related to proper licensure of Users. Customer will be responsible for ensuring that the licensing information and the dates for permitted use of the Product are correctly entered and updated. Allscripts is not responsible for the granting or monitoring of user privileges to the Product nor for any incorrect entry or lack of updating of licensing information by Customer.

        Because of the rapidly changing legal and regulatory environment (particularly with regard to state requirements applicable to electronic prescribing and dispensing of medication), the information in the Product may not be current, and accordingly, Customer should not rely solely upon the Product for such information. In particular, Customer is solely responsible for knowing and complying with all applicable state laws and regulations with respect to faxing or electronically transmitting a prescription.

        The laws of each state may vary on their treatment of the Drug Enforcement Agency's ("DEA") classes of drugs. Customer is responsible for verifying that the DEA class is correct for each prescription that Customer or its permitted Users transmit via electronic transmission. With respect to generic drugs, Customer is responsible for verifying that generic drugs, offered in their respective classes, are properly classified according to FDA regulations and guidelines. In prescribing generic drugs using the Product, Customer accepts sole responsibility for the prescription of the generic drug

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for the patient, the complete review of the drug, and an understanding of its proper uses. In selecting a generic drug, the Customer accepts sole responsibility for any payor issues arising due to classification of the generic drugs.

        With respect to Drug Utilization Review (including, but not limited to, Drug to Drug interactions, Drug to Food interactions, Drug to Alcohol interactions, Dose Checking, Allergy Checking, and Prior Adverse Reaction Screening), the presence or absence of any warning through the Product does not imply that the drug(s) being prescribed, or having been prescribed, is or are suitable or safe for the patient being prescribed to, or any other patient. The clinical information presented by the Product is generalized and may not be appropriate for any given patient.

        CUSTOMER HAS FULL RESPONSIBILITY FOR THE CARE AND WELL BEING OF ITS PATIENTS, AND ANY RELIANCE BY CUSTOMER UPON THE PRODUCT SHALL NOT DIMINISH THAT RESPONSIBILITY.

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FirstFill and TouchWorks: Rx+
SubSchedule 1

USERS

User Name	DEA #	Site	Rx+	First Fill	Check Only if Funded	Third Party Funder

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FirstFill™ Schedule
SubSchedule 2—Data Items—Credentials
Phone 800-654-0889—New Site Team

INSTALLATION SITE INFORMATION
Name (If different from Customer Name
Street Address
City, State, Zip

Phone	Fax
Indicated below are items that must be gathered following execution of the Agreement and will then become part of this Agreement:
☐	A copy of this site's professional liability insurance with a minimum $1 million per loss event and $3 million any one person policy
☐	A signed Limited Power of Attorney (Must be attached to the Agreement at the time of execution)
☐	A copy of ALL Physician State Licenses
☐	A copy of ALL Physician DEA certificates, 1 with a matching address to this FirstFill™ Clinic
☐	Federal Tax Id used to submit medical claims: Format: XX-XXXXXXX
☐	What is the site's Practice Management System?

What version is this site's Practice Management System?

Who is the contact person to discuss extracting this site's patient demographic records?

	YES	NO
Does this client require an interface?
If yes, has the Interface Request Form been completed?
Has the Network Profile been completed?
Is Site a LAN (local area network)
Is Site a WAN (wide area network)

The TouchWorks: Rx+/FirstFill System requires a dedicated phone line. Please contact your local vendor, if necessary, to arrange for installation.

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LIMITED POWER OF ATTORNEY

        The undersigned,                        , hereby appoints Allscripts, Inc. as attorney-in-fact of the undersigned to act for it and in its name solely to do all or any of the following:

        1.    To sign, seal, execute, deliver and/or acknowledge, and to bind the undersigned pursuant to, all contracts, agreements and other documents and instruments (collectively, the "Agreements") with pharmacy benefit managers and other third party payers (collectively, "Payers") as are required by any Payer for such Payer to accept pharmaceutical claims from the undersigned, and which Agreements may include an agreement on the part of the undersigned to accept such Payer's reimbursement rate with respect to such pharmaceutical claims; and

        2.    To execute all necessary instruments to carry out and perform any of the powers stated above, and to do any other acts requisite to carrying out such powers.

        Any party to whom this Power of Attorney is presented is hereby authorized to honor, receive and give effect to all instruments signed pursuant to the foregoing authority and the undersigned will indemnify and save each such party harmless from any loss suffered, or liability incurred by it in acting in good faith in accordance with this Power of Attorney, prior to its receipt of written notice of any termination of this Power of Attorney, whether such termination is by operation of law or otherwise.

        Neither Allscripts, Inc. nor any attorney-in-fact substituted under this power shall incur any liability to the undersigned for acting or refraining from acting under this power, except for such attorney's own willful misconduct or gross negligence.

        Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney.

        This Power of Attorney is governed by Illinois law.

        This Power of Attorney shall terminate upon receipt by Allscripts, Inc. from the undersigned of a written notice of revocation of this Power of Attorney. The undersigned shall have the right to revoke this Power of Attorney at any time.

        IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this            day of                        , 200    .

[Name of Provider]

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[ALLSCRIPTS LOGO]	TOUCHWORKS SYSTEM SCHEDULE ADDITIONAL TERMS AND CONDITIONS
Customer Name

        THIS SCHEDULE is made as of [date] (the "Effective Date"), by and between Allscripts and                        ("Customer.") This Schedule is a part of the TouchWorks System Agreement dated [date] (the "Agreement"), and, with respect to the Products noted herein, it modifies, supplements and amends the Agreement, and in the event of any inconsistency between the terms of this Schedule and the terms of the Agreement, the terms of this Schedule shall govern and control. In all other respects, the Agreement is and shall remain in full force and effect. Unless expressly indicated to the contrary hereinbelow, the defined terms used in the Schedule shall have the meanings ascribed to them in the Agreement.

Terms applicable to TouchWorks: Physician Homebase™

        Advertisements/Links To Or From Third Party Websites    Allscripts may provide advertisements and/or links to other World Wide Web sites or resources via the TouchWorks: Physician Homebase product. UNLESS EXPRESSLY STATED BY ALLSCRIPTS, ALLSCRIPTS DOES NOT RECOMMEND OR ENDORSE THE USE OF ANY THIRD PARTY WEBSITES, RESOURCES, PRODUCTS OR SERVICES OF ANY PERSON. ALLSCRIPTS ASSUMES NO LIABILITY TO CUSTOMER, CUSTOMER'S AUTHORIZED USERS OR ANYONE ELSE FOR CUSTOMER'S OR CUSTOMER'S AUTHORIZED USERS', USE OF ANY THIRD PARTY WEBSITES, ADVERTISEMENTS, RESOURCES, PRODUCTS OR SERVICES ACCESSABLE VIA TOUCHWORKS: PHYSICIAN HOMEBASE. Customer acknowledges and agrees that Allscripts shall not be responsible or liable for any loss or damage of any kind incurred in connection with any such third party websites, advertisements, products, services or resources or as the result of the presence of such third parties or links on TouchWorks: Physician Homebase.

        Content    Any content available via the TouchWorks: Physician Homebase product is not a substitute for the professional judgment of healthcare professionals in diagnosing and treating patients. Allscripts does not give medical advice nor does it provide medical or diagnosis services. Allscripts is not responsible for the accuracy, timeliness, completeness, appropriateness or helpfulness of any content. Reliance by Customer and Customer's Users upon information and content obtained through TouchWorks: Physician Homebase is solely at the risk of Customer and Customer's Users.

        Customer's Content    Allscripts may place Customer's tradename or logo and links to other content requested by Customer on the TouchWorks: Physician Homebase product. Customer shall provide Allscripts with all materials necessary to customize the TouchWorks: Physician Homebase product in a format specified by Allscripts. Customer assumes sole responsibility for (a) acquiring any authorization(s) necessary for hypertext links to third party web sites, and (b) ensuring that Customer's tradename, logo and any hypertext links do not infringe or violate any right of any third party. Allscripts reserves the right, after notice to Customer, but in Allscripts' sole discretion, to exclude or remove from the TouchWorks: Physician Homebase product any hypertext links to third party web sites, Customer's tradename or logo, or other content supplied by Customer which in Allscripts' sole reasonable discretion, may violate or infringe any law or third party rights or which otherwise exposes or potentially exposes Allscripts to civil or criminal liability or public ridicule. Customer shall not request that Allscripts place or cause to be placed on the TouchWorks: Physician Homebase product any content containing any content or materials that are obscene, threatening, malicious, which infringe on or violate any applicable law or regulation or any proprietary, contract, moral, privacy or other third party right, or which otherwise exposes, or potentially exposes, Allscripts to civil or criminal liability.

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Terms applicable to TouchWorks: Charge™

        TOUCHWORKS: CHARGE CONTAINS FUNCTIONS SUPPORTING THE PREPARATION AND SUBMISSION OF CLAIMS. CUSTOMER IS SOLELY RESPONSIBLE (AND ALLSCRIPTS IS NOT RESPONSIBLE) FOR THE PROPER, COMPLETE AND ACCURATE SUBMISSION OF CLAIMS, INCLUDING WITHOUT LIMITATION THE DETERMINATION OF PROPER BILLING AND DIAGNOSIS CODES AND THE MAINTENANCE OF PATIENT MEDICAL RECORDS CONTAINING APPROPRIATE DOCUMENTATION OF THE SERVICES BILLED. ALLSCRIPTS SHALL HAVE NO LIABILITY WHATSOEVER FOR IMPROPER CLAIMS SUBMITTED BY CUSTOMER AS A RESULT OF CUSTOMER'S USE OR MISUSE OF TOUCHWORKS: CHARGE. CUSTOMER AGREES TO INDEMNIFY AND HOLD HARMLESS, ALLSCRIPTS AND ITS SUPPLIERS FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES OR PENALTIES ARISING OUT OF OR RELATED TO CUSTOMER'S MISUSE OF TOUCHWORKS: CHARGE.

        CUSTOMER MAY NOT USE TOUCHWORKS: CHARGE TO PERFORM MEDICAL DIAGNOSTIC FUNCTIONS, SET TREATMENT PROCEDURES OR SUBSTITUTE FOR THE MEDICAL JUDGMENT OF A PHYSICIAN OR QUALIFIED HEALTHCARE PROVIDER. WHEN SELECTING A NARRATIVE CONDITION OR CODED DIAGNOSIS (ICD-9-CM), CUSTOMER MUST MAKE AN INDEPENDENT AND INFORMED JUDGMENT, BASED UPON THE PATIENT'S CONDITION AND SYMPTOMS AND/OR A PHYSICIAN'S SUBMITTED DIAGNOSIS, TO SELECT A DIAGNOSIS CODE APPROPRIATE FOR THAT PATIENT. NEITHER ALLSCRIPTS NOR ITS LICENSORS MAKE ANY REPRESENTATION OR WARRANTY REGARDING THE APPROPRIATENESS OF ANY OF THE NARRATIVE OR CODED DIAGNOSIS CODES DISPLAYED FOR ANY OR ALL PATIENTS.

        SINCE IT IS POSSIBLE THAT A PAYOR'S LOCAL MEDICAL REVIEW POLICIES MAY BE IN EFFECT PRIOR TO THEIR RECEIPT OR UPDATE BY ALLSCRIPTS OR ITS LICENSORS, CUSTOMER, AS A PROVIDER UNDER FEDERAL HEALTH CARE PROGRAMS, ASSUMES RESPONSIBILITY FOR THE ACCURACY OF ALL CLAIMS SUBMITTED FOR SERVICES PERFORMED FOR MEDICARE BENEFICIARIES.

        AMA CPT License    Customer represents that it has an electronic media license from the AMA or an authorized reseller for the most recent version of the Physicians' Current Procedural Terminology for each User of TouchWorks: Charge. If Customer does not have such a license, additional fees shall be charged.

Terms applicable to TouchWorks: Order™

        CUSTOMER MAY NOT USE TOUCHWORKS: ORDER TO PERFORM MEDICAL DIAGNOSTIC FUNCTIONS, SET TREATMENT PROCEDURES OR SUBSTITUTE FOR THE MEDICAL JUDGMENT OF A PHYSICIAN OR QUALIFIED HEALTHCARE PROVIDER. WHEN SELECTING A NARRATIVE CONDITION OR CODED DIAGNOSIS (ICD-9-CM), CUSTOMER MUST MAKE AN INDEPENDENT AND INFORMED JUDGMENT, BASED UPON THE PATIENT'S CONDITION AND SYMPTOMS AND/OR A PHYSICIAN'S SUBMITTED DIAGNOSIS, TO SELECT A DIAGNOSIS CODE APPROPRIATE FOR THAT PATIENT. NEITHER ALLSCRIPTS NOR ITS LICENSORS MAKE ANY REPRESENTATION OR WARRANTY REGARDING THE APPROPRIATENESS OF ANY OF THE NARRATIVE OR CODED DIAGNOSIS CODES DISPLAYED FOR ANY OR ALL PATIENTS.

        SINCE IT IS POSSIBLE THAT A PAYOR'S LOCAL MEDICAL REVIEW POLICIES MAY BE IN EFFECT PRIOR TO THEIR RECEIPT OR UPDATE BY ALLSCRIPTS OR ITS LICENSORS, CUSTOMER, AS A PROVIDER UNDER FEDERAL HEALTH CARE PROGRAMS, ASSUMES RESPONSIBILITY FOR THE ACCURACY OF ALL CLAIMS SUBMITTED FOR SERVICES PERFORMED FOR MEDICARE BENEFICIARIES.

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Terms applicable to TouchWorks: Note™

        The Medcin nomenclature and its related files are a work in progress, are not complete, and will always contain errors due to the constant changes in the field of medicine as it evolves. The Medcin Expert file contains diagnostic information to support a process called Intelligent Prompting, the sole intent of which is to provide a list containing some relevant findings for the documentation of what the provider has already done. The Intelligent Prompting list, or any other list provided by Medcin or by applications using Medcin, should never be used for decision support as it contains tests, therapy and other items which, although relevant for some patients, would be harmful or even fatal for other patients. The findings prompted by the Intelligent Prompting option are for purposes of documentation only and are not meant to suggest any procedures, medications or physical findings for the patient.

        Customer agrees that the sole and exclusive responsibility for any medical decisions or actions with respect to the patient's medical care and for determining the accuracy, completeness, or appropriateness of any diagnostic, clinical, billing, or medical information provided by the program and any underlying clinical database resides solely with the health care provider. Allscripts and Medicomp Systems, Inc. assume no responsibility for how such materials are used. The choice with regard to when and how to use this program and any database for patient medical records is the health care provider's responsibility and this program and any database is to be used at the health care provider's discretion. Customer understands and agrees that the responsibility for the medical treatment, and the billing for such treatment, rests with the health care provider and revolves around the health care provider's judgment and the health care provider's analysis of the patient's condition. In addition, the Customer agrees that the Intelligent Prompting Option is a tool available to the health care provider for augmenting the documentation of the patient's electronic medical records and is not intended in any way to eliminate, replace, or substitute for, in whole or in part, the health care provider's judgment and analysis of patient's condition.

Terms applicable to TouchWorks: Patient Ed®

        Customer will maintain a current e-mail address and provide it to Allscripts. The term of the subscription for the Product will begin on the date that an "Activation Code" is issued by Allscripts, which will promptly follow receipt of Customer's e-mail address.

        Customer will be subject to the terms and conditions of the EULA accompanying the Product for the initial subscription term, as amended for any renewal term. Allscripts will notify Customer of updates to the EULA by e-mail or other timely means of communication.

Terms applicable to TouchWorks: Pocket Library™

        Customer will maintain a current e-mail address and provide it to Allscripts. The term of the subscription for each title of the Product will begin on the date that an "Activation Code" is issued by Allscripts, which will promptly follow receipt of Customer's e-mail address.

        Customer will be subject to the terms and conditions of the EULA accompanying the Product and each title of the Product for the initial subscription term, as amended for any renewal term. Allscripts will notify Customer of updates to the EULA by e-mail or other timely means of communication.

Terms applicable to ASP Services

        ASP Services    Allscripts shall host, directly or through a third party, the Allscripts Products to be delivered on an ASP basis (the "Hosted Products") and shall make the Hosted Products accessible to Customer over the Internet, using the protocols and tools of the world wide web. In connection with rendering the ASP Services to Customer, Customer grants us a non-exclusive, royalty-free license during the Term to edit, modify, adapt, translate, exhibit, transmit, participate in the transfer of,

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reproduce, create derivative works from, distribute, perform, display and otherwise use any content provided by Customer to Allscripts to customize the Hosted Products.

        Availability of Hosted Products The Hosted Products shall be accessible to Customer over the Internet twenty-four (24) hours a day, seven (7) days a week, except for scheduled maintenance, testing of the Hosted Products or the ASP network, downtime required for repairs, and for any loss or interruption due to causes beyond Allscripts' control or causes which are not reasonably foreseeable by Allscripts, including, but not limited to, interruption or failure of telecommunication or digital transmission links and Internet slow-downs or failures. In the event of any loss or interruption of the availability of the Hosted Products, Customer's sole and exclusive remedy and Allscripts' sole and exclusive liability shall be as follows: for loss or interruption of availability of Hosted Products that exceeds a continual period of twenty-four (24) hours and is due to causes other than (i) scheduled maintenance and required repairs, (ii) causes beyond Allscripts' control, or (iii) causes which are not reasonably foreseeable by Allscripts, including but not limited to, interruption or failure of telecommunication or digital transmission links and Internet slow-downs or failures, Customer shall receive a credit against future ASP Services equal to a pro rata portion of ASP Services fees for the period of downtime.

        Third Party Charges and Payment    Customer is responsible for any charges Customer or Customer's Users or anyone using a username or password of Customer or Customer's Users, incur to access Hosted Products, such as telephone and equipment charges, and fees charged by an internet access provider or other third party service, or for access to and use of websites of third parties accessible via the Hosted Products.

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[ALLSCRIPTS LOGO]	AMENDMENT TO TOUCHWORKS™ SYSTEM AGREEMENT
Customer Name:

Customer Account Number:

        This AMENDMENT to the TOUCHWORKS™ SYSTEM AGREEMENT or CHANNELHEALTH INCORPORATED TERMS AND CONDITIONS OF USE dated [INSERT DATE OF ORIGINAL CONTRACT] ("Agreement") is made as of the latter of Customer's or Allscripts' execution below ("Effective Date") by and between Customer identified in the signature area below and Allscripts, Inc., directly and/or through its affiliate Channelhealth Incorporated, both Delaware corporations (collectively, "Allscripts") and both being affiliates of Allscripts Healthcare Solutions, Inc., a Delaware corporation.

        Pursuant to this Amendment, Allscripts agrees to add the Site(s), provide and deliver to Customer the hardware ("Equipment") and/or services ("Services") listed on any schedules attached hereto, and to deliver, install, and maintain those modules of the proprietary software selected in the box below ("Software") (collectively, "Products") and to grant to Customer a license to use Software pursuant to the terms and conditions set forth in the Agreement and as otherwise set forth below and on any Schedules attached to the Agreement and/or this Amendment. Customer agrees to use the Equipment, to accept the license for the Software, and pay the requisite fees for the Software, Equipment, and the Services rendered by Allscripts.

Equipment—See Equipment Schedule

Services—See Services Schedule

TouchWorks Rx+™		TouchWorks Note™

FirstFill™		TouchWorks PATIENTED®

TouchWorks Physician Homebase™		TouchWorks Pocket Library™

TouchWorks WorkFlow™		Titles:

TouchWorks Charge™		DrugGuide™

TouchWorks Document™		PediaStat®

TouchWorks Dictate™		Pediatric DrugGuide™

TouchWorks Result™		Geriatric DrugGuide™

TouchWorks Order™		Pocket Anatomy™

Pocket Exercises™

ASP Services

Check One (applies to all Software unless noted otherwise)	License Type
Subscription License coterminous with current subscription term in the Agreement.

Term License, coterminous with the term in the Agreement, for a maximum of Users as reflected on the attached Payment Schedule.

        The general terms and conditions set forth in the Agreement will apply to each Product set forth above, in addition to the specific terms and conditions set forth in the separate Schedule attached to the Agreement and/or this Amendment for each Product checked above, including but not limited to the Payment Schedule attached to this Amendment. The terms and conditions of a separate Schedule will control with respect to that Product in the event of a specific conflict with these general terms. In the event of any conflict between the terms and conditions of this Amendment and the Agreement, the terms and conditions of this Amendment shall control. As used hereafter, reference to Products will mean the Product types checked above as of the Effective Date of this Amendment.

        Except as modified by this Amendment, all other terms and conditions of the Agreement, as previously amended, remain unchanged, in full force and effect.

        IN WITNESS WHEREOF, authorized representatives of the parties have signed this Agreement

Customer:	Allscripts:

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

Business Address:	Business Address:	2401 Commerce Drive, Libertyville, IL 60048
Sales Executive:
Fax:	Fax:	800-548-5160

e-mail:

Attachments

        •    Site Schedule                        •    Equipment Schedule
•    Services Schedule            •    Payment Schedule            •    Product Schedules

SITE SCHEDULE

        THIS SCHEDULE is made as of [date] (the "Effective Date"), by and between Allscripts and                        ("Customer."). This Schedule is a part of the TouchWorks System Agreement dated [date] (the "Agreement"), and, with respect to the Products, it modifies, supplements and amends the Agreement, and in the event of any inconsistency between the terms of this Schedule and the terms of the Agreement, the terms of this Schedule shall govern and control. In all other respects, the Agreement is and shall remain in full force and effect. Unless expressly indicated to the contrary hereinbelow, the defined terms used in the Schedule shall have the meanings ascribed to them in the Agreement.

        Customer agrees to use the Software only in accordance with its directions for use and only at the address(es) identified below (each of which will use ALL Products selected in the box on the first page of the Agreement, unless indicated otherwise below).

Site Name and Location			Exceptions to Product Use (Specify ONLY the Products selected on page 1 that the Site WILL NOT be using)
Name:

Address:
City:	State:	Zip Code:

Phone Number:
Fax Number:
Name:

Address:
City:	State:	Zip Code:

Phone Number:
Fax Number:
Name:

Address:
City:	State:	Zip Code:

Phone Number:
Fax Number:
Name:

Address:
City:	State:	Zip Code:

Phone Number:
Fax Number:

EQUIPMENT SCHEDULE

        THIS SCHEDULE is made as of [date] (the "Effective Date"), by and between Allscripts and                        ("Customer.") This Schedule is a part of the TouchWorks System Agreement dated [date] (the "Agreement"), and, with respect to the Products, it modifies, supplements and amends the Agreement, and in the event of any inconsistency between the terms of this Schedule and the terms of the Agreement, the terms of this Schedule shall govern and control. In all other respects, the Agreement is and shall remain in full force and effect. Unless expressly indicated to the contrary hereinbelow, the defined terms used in the Schedule shall have the meanings ascribed to them in the Agreement.

[Insert hardware configuration for purchased equipment]

SERVICES SCHEDULE

        THIS SCHEDULE is made as of [insert current date] (the "Effective Date"), by and between Allscripts and [insert customer name] ("Customer.") This Schedule is a part of the Amendment to the TouchWorks System Agreement dated [insert current date] (the "Agreement"), and, with respect to the Products, it modifies, supplements and amends the Agreement, and in the event of any inconsistency between the terms of this Schedule and the terms of the Agreement, the terms of this Schedule shall govern and control. In all other respects, the Agreement is and shall remain in full force and effect. Unless expressly indicated to the contrary hereinbelow, the defined terms used in the Schedule shall have the meanings ascribed to them in the Agreement.

        Customer agrees to purchase, and Allscripts agrees to perform, the following Services:

[insert statement of work]

Proprietary Rights

        Any work product created by Allscripts and/or Customer pursuant to this Agreement is intended to be "work for hire" of Allscripts within the meaning of the Copyright Act of 1976, as amended, and all such work and all copies thereof shall be the exclusive property of Allscripts. Customer shall have no proprietary interest in the work product developed by Allscripts, and Customer expressly assigns to Allscripts all rights, ownership and interest (including copyrights) to any works or things created jointly or singly by Customer within the scope of this Agreement. The work may include creation of computer programs and documentation, all of which shall be a part of and shall be deemed incorporated into, the Software and Documentation belonging to Allscripts and licensed to Customer pursuant to the Agreement, for the same license term as granted initially for the Software and Documentation.

WARRANTIES

        CUSTOMER ACKNOWLEDGES THAT NO EXPRESS WARRANTIES HAVE BEEN MADE BY ALLSCRIPTS EXCEPT FOR THE LIMITED WARRANTY MADE IN THE AGREEMENT. SUCH LIMITED WARRANTY AND THE ASSOCIATED LIMITED REMEDY IS PROVIDED BY ALLSCRIPTS IN LIEU OF ALL OTHER WARRANTIES AND REMEDIES RELATED TO PERFORMANCE OF THE WORK. ALLSCRIPTS DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

QuickLinks

  EXHIBIT 10.7
Attachments
SITE SCHEDULE
EQUIPMENT SCHEDULE
  TOUCHWORKS: RX+™ AND FIRSTFILL™ SCHEDULE
FirstFill and TouchWorks: Rx+ SubSchedule 1
USERS
FirstFill ™ Schedule SubSchedule 2—Data Items—Credentials Phone 800-654-0889—New Site Team
LIMITED POWER OF ATTORNEY
Attachments
SITE SCHEDULE
EQUIPMENT SCHEDULE
SERVICES SCHEDULE
Proprietary Rights
WARRANTIES